Knowledge Leaders Developed World ETF Ticker Symbol: KLDW
Summary Prospectus	September 1, 2022

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at https://knowledgeleadersfunds.com/kldw/. You may also obtain this information at no cost by calling 1-844-428-3525 or by sending an e-mail request to info@klcapital.com. The Fund’s Prospectus and Statement of Additional Information, both dated September 1, 2022, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended April 30, 2022, the portfolio turnover rate of the Fund was 23% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equities the advisor considers to be highly innovative companies or “knowledge leaders.” The portfolio will include a diversified mix of mid- and large-cap companies from the developed world including North America, Europe and Asia.

The Fund’s advisor considers knowledge leaders to be companies that have demonstrated histories of successfully employing their research and development and have built competitive advantages using their own firm-specific resources such as proprietary knowledge, intellectual property or a unique distribution mechanism. Based on academic research, the advisor believes the market is generally inefficient at valuing such high growth companies because traditional financial data overlooks hidden value in such companies’ assets.

Using a proprietary methodology based on academic research, the advisor evaluates all of the equity securities in an investment universe comprised of companies in the top 85% of the market capitalization of the 22 traditional developed countries (excluding Hong Kong) with a stock price greater than $1, eliminating those companies with the lowest 10% trading liquidity (shares traded multiplied by share price). The advisor’s methodology is applied to create an intangible-adjusted financial history for each remaining company. The methodology does this by making adjustments to each company’s reported financial data since 1980 (or since the company’s inception, if later) that cause intangible investments to be treated as identical to tangible investments. For this purpose, intangible assets include research and development, advertising, brand development, and employee training expenses. The methodology then applies the advisor’s “knowledge leaders” screen, a proprietary, quantitative process used to measure a company’s intangible-adjusted financial history for knowledge and innovation intensity, financial strength, and profitability. Companies are graded on a “pass/fail” basis and those companies that pass each level of the screen are identified as knowledge leaders. The Fund’s advisor then constructs an equity portfolio from the group of knowledge leader stocks that in the advisor’s opinion has the greatest liquidity characteristics. The Fund will not hold the entire group of knowledge leader securities.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities the Fund’s advisor identifies as knowledge leaders at the time of investment, with not more than 25% in any one industry. Under normal market conditions, the Fund will invest at least 40% of its net assets in securities of companies located outside the United States. A company will be considered to be located outside the United States if it is domiciled in and tied economically to one or more non-U.S. countries and may include stocks of companies that trade in the form of depositary receipts. From time to time, the Fund may have a significant portion of its assets invested in a specific sector or geographical area.

The Fund will invest primarily in securities issued by companies with market capitalizations over $500 million and may also invest in other investment companies, exchange-traded funds (“ETFs”), cash, cash equivalents and money market instruments.

When the advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Market Risk. The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. As of April 30, 2022, a significant portion of the Fund’s assets was invested in securities of U.S., European and Japanese issuers.

Investing in the United States Risk. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Investing in Europe Risk. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Monetary Union (“EMU”), which requires compliance with restrictions on inflation rates, deficits and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU and, accordingly, the Fund’s investment in European securities may lead to significant exposure to the euro and events affecting it. Recent market events affecting several EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro, or the exit of a country from the EU or EMU, may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. In particular, Russia’s large-scale invasion of Ukraine and the economic and diplomatic responses by the United States, EU, United Kingdom and other countries, including heavy sanctions on the Russian economy, have led to increased volatility and uncertainty in European and global financial markets and could negatively impact regional and global economies for the foreseeable future. Also, the Fund’s investments in the United Kingdom and other European countries may be significantly impacted by the decision of the United Kingdom to leave the EU (known as “Brexit”). Brexit has introduced significant uncertainty and may have a negative impact on the economy and currency of the United Kingdom and European countries, including increased market volatility and illiquidity and potentially lower economic growth.

Investing in Japan Risk. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners.

Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your shares. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Market Capitalization Risk. The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Sector Focus Risk. The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors.

Issuer-Specific Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Trading Risk. Shares of the Fund may trade on NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In addition, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings and that this adverse effect on liquidity for the Fund’s shares in turn could lead to wider bid-ask spread and differences between the market of the ETF’s shares and underlying value of those shares.

Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Fund shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Illiquid Investments Risk. This risk exists when particular Fund investments are difficult to purchase or sell, which can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual total returns of the Knowledge Leaders Developed World Index and the Morningstar Developed Markets Large-Mid Cap Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://knowledgeleadersfunds.com/kldw/or by calling toll-free 1-844-428-3525.

The Fund commenced operations and acquired the assets and liabilities of the Knowledge Leaders Developed World ETF (the “Predecessor Fund”), a series of Exchange Listed Funds Trust, on May 22, 2020. The Predecessor Fund was a passively-managed index fund that sought to provide investment results that, before fees and expenses, corresponded generally to the total return performance of the Knowledge Leaders Developed World Index, while the Fund is an actively managed fund that applies substantially identical screens and investment criteria as the Knowledge Leaders Developed World Index to provide exposure to a substantially similar portfolio. As a result, the Fund is designed to be substantially similar from an investment perspective to the Predecessor Fund. As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the bar chart and the performance table below prior to May 22, 2020, reflect the performance of the Predecessor Fund. The Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes)*

The year-to-date return as of June 30, 2022 was -25.52%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	19.50%	06/30/2020
Lowest Return	-15.19%	12/31/2018

Average Annual Total Returns for the Periods Ended December 31, 2021

Knowledge Leaders Developed World ETF	One Year	Five Years	Since Inception (7/7/2015)
Return Before Taxes	13.13%	13.49%	11.29%
Return After Taxes on Distributions*	13.00%	13.29%	11.10%
Return After Taxes on Distributions and Sale of Fund Shares*	7.86%	10.79%	9.08%
Morningstar Developed Markets Large-Mid Cap Index	21.00%	14.84%	12.01%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

Investment Advisor

Knowledge Leaders Capital, LLC (the “Advisor”)

Portfolio Manager

Steven C. Vannelli has served as the portfolio manager of the Fund since May 22, 2020 and is primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at market price. Because Fund shares trade at market prices rather than at net asset value, Fund shares may trade at a price greater than net asset value (premium) or less than net asset value. When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads is available at https://knowledgeleadersfunds.com/kldw/.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor and its related companies may pay the intermediary for services related to the sale of Fund shares, which include participation in activities designed to inform intermediaries about the Fund, as well as marketing, education and training initiatives concerning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.